UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2023

EVOFEM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12400 High Bluff Drive, Suite 600

San Diego, California 92130

(Address of principal executive offices)

(858) 550-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	EVFM	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Termination of Engagement Agreement with Interim Chief Financial Officer

On April 13, 2023, Evofem Biosciences, Inc., a Delaware corporation (the “Company”) provided notice of termination for the engagement agreement entered with Traverse, LLC, a Nevada limited liability company (“Traverse”) (the “Interim CFO Agreement”), of which the termination shall be effective on or before April 30, 2023; provided that, Albert Altro’s appointment as the Company’s interim Chief Financial Officer terminated, effective immediately. The Interim CFO Agreement and appointment of Albert Altro was previously disclosed by the Company in the Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “Commission”) on March 9, 2023.

In accordance with the termination of the Interim CFO Agreement, all undisputed invoices issued by Traverse for services rendered (collectively the “Invoices”) will be paid, and the Company will reimburse Traverse for all reasonable out-of-pocket expenses, if any, incurred in accordance with the Interim CFO Agreement. Upon final payment by the Company for the Invoices, Traverse will return to the Company the $40,000.00 retainer that was paid by the Company upon entering into the Interim CFO Agreement.

Neither the termination of the Interim CFO Agreement nor the termination of Albert Altro’s appointment as the interim Chief Financial Officer were based on any disagreement with the Company on any matter relating to its operations, policies or practices. Instead, the foregoing terminations were a result of the Company’s appointment of Ivy Zhang as the Company’s Chief Financial Officer and Secretary, as discussed below.

Resignation of Secretary

On April 13, 2023, the board of directors (the “Board”) accepted the resignation tendered by Saundra Pelletier in her role as the Company’s Secretary, effective April 13, 2023. As a result, the Company’s Board approved the appointment of Ivy Zhang to serve in the role as the Secretary and Chief Financial Officer of the Company, effective April 13, 2023, as further discussed below. Saundra Pelletier will continue to serve as the Company’s Chief Executive Officer.

Appointment of Ivy Zhang

On April 13, 2023, Ivy Zhang was appointed as the Chief Financial Officer and Secretary of the Company, effective immediately. Ms. Zhang, 45 years of age, is a seasoned finance executive with more than fourteen (14) years of finance and accounting experience assisting both public and private companies spanning diverse industries, including pharmaceuticals and medical devices. Prior to joining the Company, from October 2008 until July 2015, Ms. Zhang worked at Ernst & Young LLP as an assurance professional assisting with the review and audit of Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, Registration Statements on Form S-1, S-3, and S-8, and Current Reports on Form 8-K; developing and assisting initial public offering engagements; assisting clients with the application of complex accounting principles; and evaluating SOX 404 compliance, among other responsibilities.

Thereafter, Ms. Zhang worked at SeaSpine Holdings Corporation, a public medical and therapeutic technology and device company (“SeaSpine”), as a Senior Manager of External Reporting, Technical Accounting and Tax from July 2015 until March 2018. While at SeaSpine, Ms. Zhang was responsible for preparing Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and related financial statements and disclosures; overseeing and conducting all technical accounting research and the accounting of stock compensation and debt and equity instruments; directly supervising personnel and closely working with and acting as a liaison with extern auditors of SeaSpine, among other activities.

In March 2018, Ms. Zhang joined the Company where she served as the Company’s Director of SEC Reporting and SOX Compliance until April 2020. While in this position, Ms. Zhang was responsible for maintaining the Company’s compliance with SEC reporting, and internal control documentation and implementing numerous process improvements across the Company’s organization. From April 2020 until November 2022, Ms. Zhang severed as the Company’s Controller and was responsible for managing financial risk, guiding financial decision-making, leading the SEC/SOX compliance and accounting and audit functions.

Most recently, from November 2022 until April 2023 Ms. Zhang served as the Vice President Controller of HUYABIO International 8, Inc., a private pharmaceutical company, where she was responsible for leading a team preparing month-end close accounting procedures, including clinical accruals for numerous clinical trials; technical accounting research for complex accounting matters and transactions; and serving as the stock administrator. Ms. Zhang holds a Master of Accounting from Virginia Tech and a Master of Arts in Economics from the University of Victoria, Canada. Ms. Zhang has also obtained her license as a Certified Public Accountant.

Ms. Zhang’s employment in the role as the Company’s Chief Financial Officer and Secretary is “at-will”, meaning that either she or the Company are entitled to terminate Ms. Zhang’s employment at any time and for any reason, with or without cause. As consideration for her employment, Ms. Zhang is entitled to receive an annualized base salary of $410,000.00 (subject to review and adjustment in accordance with the Company’s normal performance review practices), will also be eligible to receive, at the sole discretion of the Company’s Board, an annual end-of-year incentive bonus in an amount up to 40% of her base salary, and eligible to receive other employment benefits on the same terms as other employees of the Company.

There is no arrangement or understanding between Ms. Zhang and any other person pursuant to which Ms. Zhang was appointed as the Chief Financial Officer and Secretary. There are no family relationships between Ms. Zhang and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer. Ms. Zhang has not engaged in any related-person transactions required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01	Regulation FD Disclosure

On April 14, 2023, the Company issued a press announcing the appointment of Ms. Zhang as the Company’s Chief Financial Officer and Secretary. A copy of that press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information set forth under Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including Exhibit 99.1 attached hereto, or hereafter, including in other publicly available documents filed with the Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Securities and Exchange Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated April 14, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Dated: April 14, 2023	By:	/s/ Saundra Pelletier
Saundra Pelletier
Chief Executive Officer

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